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                       OFFICE OF THE UNITED STATES TRUSTEE
                                  Exhibit 99.11
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


                                                                  ---------------------------------------------------------
                                                                  DEBTOR IN POSSESSION INTERIM STATEMENT
In re:
                                                                  Statement Number:          10
AMERICAN WASTE TRANSPORT, INC.                                                               --
                                                                  For the period FROM:       9/1/01
                                                 Debtor.                                     -------
---------------------------------------------------------
                                                                                  TO:        9/30/01
Chapter 11 Case No.:  LA 00-44134 ES                                                         --------
---------------------------------------------------------         ---------------------------------------------------------
                                                                  -------------------- ----------------- ------------------
                                                                    GENERAL ACCOUNT    PAYROLL ACCOUNT    TAX  ACCOUNT
CASH ACTIVITY ANALYSIS (CASH BASIS ONLY)                          -------------------- ----------------- ------------------
A.    Total Receipts per all Prior Interim Statements             $3,584,740.12        $608,892.03       $234,448.84
                                                                  -------------------- ----------------- ------------------
B.    Less:  Total Disbursements per all Prior Statements         $3,519,721.16        $606,516.86       $233,929.92
                                                                  -------------------- ----------------- ------------------
C.    Beginning Balance (A less B)                                $   65,018.96        $  2,375.17       $    518.92
                                                                  -------------------- ----------------- ------------------
D.    Receipts during Current Period
      (ATTACH SEPARATE LISTING IF NECESSARY)
      Description
      -----------


                                                                  $ 116,172.95
      TOTAL RECEIPTS THIS PERIOD:                                 -------------------- ----------------- ------------------
E.    Balance Available (C plus D)
F:    Less:  Disbursements during Current Period                  $ 181,191.91         $  2,375.17       $    518.92
                                                                  -------------------- ----------------- ------------------
      (ATTACH SEPARATE LISTING IF NECESSARY)
      Date         Check No.       Payee/Purpose
      ----         --------        -------------




      TOTAL DISBURSEMENTS THIS PERIOD:                                                                   $     18.00
G.       Ending Balance (E less F)                                $
                                                                  -------------------- ----------------- ------------------
                                                                  $  181,191.91        $   2,375.17      $    500.92
                                                                  -------------------- ----------------- ------------------


H.    (1)  General Account::
          (a)  Depository Name and Location    Sanwa Bank 5716 E. Florence, Bell Gardens, CA
                                               ---------------------------------------------
          (b) Account Number:  2017-36008
                               ----------
      (2) Payroll Account:
          (a)  Depository Name and Location    Sanwa Bank 5716 E. Florence, Bell Gardens, CA
                                               ---------------------------------------------
          (b)  Account Number: 2019-36009
                               ----------
      (3)  Tax Account:
          (a)  Depository Name and Location    Sanwa Bank 5716 E. Florence, Bell Gardens, CA
                                               ---------------------------------------------
          (b)  Account Number: 2012-36007
I.    Other monies on hand (SPECIFY TYPE AND LOCATION) (i.e. Certificates of Deposit, Petty Cash):
        Petty Cash  $3,000.00

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I, Eugene Tidgewell, Vice President, declare under penalty of perjury that the information contained in the above Debtor in Possession Interim Statement is true and complete to the best of my knowledge.


Dated:  October 11, 2001



                                         /s/ Eugene W. Tidgewell
                                         Debtor in Possession or Trustee

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                            AMERICAN WASTE TRANSPORT
                                 Deposit Detail
                                 September 2001


   Type         Num         Date            Name                   Account                 Amount
-----------   --------   ------------   --------------   -----------------------------   ------------

Deposit                   09/06/2001                     1001-SANWA CHECKING                6,245.00

Payment       69355       08/24/2001    POTENTIAL        1499-UNDEPOSITED FUNDS            -6,245.00
                                                                                         ------------
TOTAL                                                                                      -6,245.00

Deposit                   09/24/2001                     1001-SANWA CHECKING              109,927.95

Payment       111404      09/24/2001    BFI CENTRAL      1499-UNDEPOSITED FUNDS          -109,927.95
                                                                                         ------------
TOTAL                                                                                    -109,927.95
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                            AMERICAN WASTE TRANSPORT
                                Operating Account
                        For the Month of September , 2001


  Type          Date         Num      Name       Memo                 Split                 Amount         Balance
----------   ------------   ------   -------   ---------   ----------------------------   ------------   ------------
                                                                                                           65,018.96
1001-SANWA CHECKING                                                                                        65,018.96
Deposit       09/06/2001                       Deposit     1499-UNDEPOSITED FUNDS            6,245.00      71,263.96
Deposit       09/24/2001                       Deposit     1499-UNDEPOSITED FUNDS          109,927.95     181,191.91
                                                                                          ------------   ------------
Total 1001-SANWA CHECKING                                                                  116,172.95     181,191.91
                                                                                          ------------   ------------
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                            AMERICAN WASTE TRANSPORT
                               Payroll Tax Account
                        For the Month of September , 2001



  Type         Date        Num       Name          Memo                   Split              Amount      Balance
---------   -----------   -------   -------   ----------------   ------------------------   ----------   ---------
                                                                                                           518.92
1003-SANWA PAYROLL TAXES                                                                                   518.92
Check       09/27/2001                        Service Charge     6050-BANK CHARGES             -18.00      500.92
                                                                                            ----------   ---------
Total 1003-SANWA PAYROLL TAXES                                                                 -18.00      500.92
                                                                                            ----------   ---------
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